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                                                                  EXHIBIT 10.4



                      DEED OF TRUST AND SECURITY AGREEMENT
                            WITH ASSIGNMENT OF RENTS


                    (THE COLLATERAL IS OR INCLUDES FIXTURES)

         This Deed of Trust and Security Agreement with Assignment of Rents and Security Agreement with Assignment of Rents dated as of June__, 1998 from B&W Metal Fabricators, Inc., a North Carolina corporation with its principal place of business and mailing address at 2700 West Salem Road, Welcome, North Carolina 27374 (hereinafter referred to as the "Grantor") to Chicago Title Insurance Company, as Trustee having an office at P.O. Box 624, Lexington, North Carolina 27293-0624 (the "Trustee") and in trust for the benefit of Harris Trust and Savings Bank, an Illinois banking corporation with its principal place of business and mailing address at 111 West Monroe Street, Chicago, Illinois 60603 ("Harris"), as agent hereunder for the Secured Creditors hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Beneficiary");


                                WITNESSETH THAT:

         WHEREAS, Morton Industrial Group, Inc. (the "Borrower") has entered into with Harris (individually and as agent for the Lenders identified and defined below) that certain Credit Agreement dated as of May 29, 1998 (such Credit Agreement as the same may from time to time be modified, amended or restated being hereinafter referred to as the "Credit Agreement") pursuant to which Harris and the other lenders named therein and which may thereafter become parties thereto (Harris and such other lenders being herein referred to collectively as the "Lenders" and individually as a "Lender") committed, subject to certain terms and conditions, (i) to make a revolving credit facility available to the Borrower in the form of loans and letters of credit (the "Revolving Credit") in the aggregate principal amount not to exceed $35,000,000 at any one time outstanding during the period ending on May 31, 2003 (the "Termination Date") with all loans made under the Revolving Credit being repayable on the Termination Date and (ii) to make term loans in the aggregate principal amount of $25,000,000 (in the case of Term A Loan) and $30,000,000 (in the case of Term B Loan) to Grantor payable in installments with a final maturity of all principal and interest not required to be sooner paid of May 31, 2003 (in the case Term A Loan) and May 31, 2005 (in the case of Term B Loan) (the "Term Loans"), a true and correct copy of which Credit Agreement is on file at the offices of the Beneficiary; and

         WHEREAS, advances from time to time made under the Revolving Credit are evidenced by Revolving Credit Notes (such Revolving Credit Notes and any extensions thereof or modifications thereto and any and all notes issued in renewal thereof or in substitution or replacement therefor being hereinafter referred to as the "Revolving Credit Notes") aggregating



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$35,000,000 in face principal amount and payable to the order of the respective Lenders named thereon, whereby the Borrower promises to pay the advances evidenced thereby on or before the Termination Date with interest and premium as set forth in the Credit Agreement; and

         WHEREAS, the Term Loans are evidenced by Term Notes (the "Term Notes") aggregating $25,000,000 (in the case of Term A Loan) and $30,000,000 (in the case of Term B Loan) in principal amount and payable to the order of the respective Lenders named thereon, whereby the Borrower promises to pay the term loans evidenced thereby, with interest and premium as set forth in the Credit Agreement, in installments with a final maturity of all principal and interest and premium not required to be sooner paid of May 31, 2003 (in the case of Term A Loan) and May 31, 2005 (in the case of Term B Loan); and

         WHEREAS, pursuant to the terms of the Credit Agreement, any Lender or Lenders may, from time to time, assign to other Lenders portions of the indebtedness evidenced by the Notes then owned by such assigning Lender together with an equivalent proportion of such assigning Lender's obligation to make advances under the Credit Agreement (each such assignment being hereinafter referred to as an "Assignment"); and

         WHEREAS, in the event of each Assignment under the Credit Agreement, the Borrower has agreed pursuant to the terms of the Credit Agreement to execute and deliver to each new assignee Lender by reason of such Assignment, new Notes evidencing that portion of the indebtedness so assigned to such new assignee Lender and advances to be thereafter made by such new assignee Lender pursuant to the Credit Agreement and to execute new Notes to such assigning Lender evidencing the portion of such indebtedness not so assigned and advances to be thereafter made by such assigning Lender pursuant to the Credit Agreement; and

         WHEREAS, it is the intention of the Grantor that all such Notes constitute "Notes" for the purposes hereof and to be secured hereby; and

         WHEREAS, pursuant to the terms of the Credit Agreement, the Beneficiary may from time to time issue letters of credit (the "Letters of Credit") for the account of the Borrower in an aggregate face amount not to exceed $10,000,000 and with expiry dates on or before the Termination Date, and which Letters of Credit, when combined with the principal amount of loans outstanding under the Revolving Credit from time to time, shall not exceed $35,000,000;

         WHEREAS, the Borrower may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders and their affiliates being hereinafter referred to as the "Hedging

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Liability") (the affiliates of the Lenders to which any Hedging Liability is owed, together with the Lenders and the Beneficiary, being collectively referred to herein as the "Secured Creditors"); and

         NOW, THEREFORE, in order to secure (i) payment of all principal of and interest and premium on the Notes (ratably among the Notes without preference or priority to one over the others) as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter evidenced thereby, (ii) the payment and performance of all obligations arising under any applications executed by the Borrower in connection with any of the Letters of Credit, including the obligation of the Borrower to reimburse the Beneficiary for any draws under the Letters of Credit, (iii) payment of all fees and charges payable by the Borrower under the terms of the Credit Agreement, (iv) any and all liability of the Borrower arising under or in connection with or otherwise evidenced by agreements with any one or more of the Secured Creditors with respect to any Hedging Liability, (v) payment of all other sums at any time due or owing from or required to be paid by the Borrower under the terms of the Deed of Trust and the performance and observance of all the covenants and agreements in the Deed of Trust provided to be performed or observed by the Grantor, and (vi) the performance and observance of all covenants and agreements contained in the Deed of Trust or in the Notes or in the Credit Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing indebtedness, obligations or liabilities or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities referred to in clauses (i), (ii),
(iii), (iv), (v) and (vi) above being hereinafter collectively referred to as the "indebtedness hereby secured"), Grantor does hereby grant, bargain, sell, convey, mortgage, warrant, assign, and pledge unto the Beneficiary, its successors and assigns, and grant to the Beneficiary, its successors and assigns a security interest in all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the "Mortgaged Premises":


                                GRANTING CLAUSE I

         That certain real estate lying and being in County of Davidson and State of North Carolina more particularly described in Schedule I attached hereto and made a part hereof.


                               GRANTING CLAUSE II

         All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the


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premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or located on said real estate and the buildings and improvements now or hereafter located thereon, whether or not said apparatus, machinery, equipment, fittings and articles of personal property are attached to or form a part of said real estate, including but not limited to all machinery, motors, fittings, radiators, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs, and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, but excluding (a) any and all of the grantor's automobiles, trucks, rail cars, fork lifts, track mobiles and other rolling stock and transportation equipment, office furnishings, office equipment (including without limitation all computers not used for operating the machinery and equipment in the Grantor's plant and all word processing equipment), (b) any and all replacements and substitutions therefor, all proceeds thereof and any insurance thereon, and (c) any and all inventory, accounts receivables and general intangibles; and this Deed of Trust is hereby deemed to be as well a Security Agreement under the provisions of the Uniform Commercial Code for the purpose of creating hereby a security interest in said property, which is hereby granted by Grantor as debtor to Beneficiary as secured party, securing the indebtedness hereby secured. The addresses of Grantor (debtor) and Beneficiary (secured party) appear at the beginning hereof.


                               GRANTING CLAUSE III

         All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), (herein collectively referred to as the "Rents") and as further


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security for the payment of the indebtedness hereby secured and for the faithful performance of the covenants, agreements terms and provisions of this Deed of Trust, Grantor hereby sells, transfers and assigns to Beneficiary all right, title and interest of Grantor, and Grantor does hereby authorize, empower and grant to Beneficiary the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee. By acceptance of this Deed of Trust, Beneficiary agrees, not as a limitation or condition hereof, but as a personal covenant available only to Grantor, that until an event of default (as hereinafter defined) shall occur Grantor may collect, receive (but not more than 30 days in advance) and enjoy such rents.


                               GRANTING CLAUSE IV

         All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively "Condemnation Awards").


                                GRANTING CLAUSE V

         All property and rights, if any, which are by the express provisions of this instrument required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by Grantor or by anyone on Grantor's behalf.


                               GRANTING CLAUSE VI

         All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any


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ways, roads, streets, avenues and alleys adjoining the property described in
Granting Clause I or any part thereof.

         TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, bargained, sold, conveyed, warranted, pledged and assigned, and in which a security interest is granted, or intended so to be, in trust unto Trustee, its successors and assigns, in fee simple forever; provided, however, that this instrument is upon the express condition that if the principal of and interest on the Revolving Credit Notes shall be paid in full and all other indebtedness hereby secured shall be fully paid and performed, then this instrument and the estate and rights hereby granted shall cease, determine and be void and this instrument shall be released by Trustee upon the written request and at the expense of Grantor, otherwise to remain in full force and effect.

         IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the indebtedness hereby secured; provided, however, that this instrument is upon the express condition that if all of the indebtedness hereby secured shall have been paid and performed in full and any commitment in the Credit Agreement to advance funds shall have terminated, then this instrument and the estate and rights hereby granted shall cease, determine and be void and upon the written request and at the expense of Grantor, the Beneficiary shall request Trustee to release this Deed of Trust and shall produce for Trustee the Revolving Credit Notes duly cancelled, the Trustee to then release this Deed of Trust without further inquiry or liability; otherwise this Deed of Trust is to remain in full force and effect.

         Grantor hereby covenants and agrees with Trustee and the Beneficiary as follows:

               Section 1. Payment of the Indebtedness. The indebtedness hereby secured will be promptly paid as and when the same becomes due.

               Section 2. Further Assurances. Grantor will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this instrument and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

               Section 3. Possession. While Grantor is not in default hereunder, Grantor shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Premises, subject always to the observance and performance of the terms of this instrument.

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               Section 4. Payment of Taxes. Grantor shall pay before any penalty attaches, all general taxes and all special taxes, special assessments, water, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the Mortgaged Premises or any part thereof and which, if unpaid, might by law become a lien or charge upon the Mortgaged Premises or any part thereof, and shall, upon written request, exhibit to Trustee or Beneficiary official receipts evidencing such payments, except that, unless and until foreclosure, distraint, sale or other similar proceedings shall have been commenced, no such charge or claim need be paid if being contested (except to the extent any full or partial payment shall be required by law), after notice to Trustee or Beneficiary, by appropriate proceedings which shall operate to prevent the collection thereof or the sale or forfeiture of the Mortgaged Premises or any part thereof to satisfy the same, conducted in good faith and with due diligence.

               Section 5. Payment of Taxes on Notes, Deed of Trust or Interest of Trustee or Beneficiary. Without duplication of the Grantor's obligations under Section 12 of the Credit Agreement, Grantor agrees that if any tax, assessment or imposition upon this Deed of Trust or the indebtedness hereby secured or the Revolving Credit Notes or the interest of Trustee or Beneficiary in the Mortgaged Premises or upon Trustee or Beneficiary by reason of or as a holder of any of the foregoing (including, without limitation, corporate privilege, franchise and excise taxes, but excepting therefrom any income tax on interest payments on the principal portion of the indebtedness hereby secured imposed by the United States or any state) is levied, assessed or charged, then, unless all such taxes are paid by Grantor to, for or on behalf of Trustee or Beneficiary as they become due and payable (which Grantor agrees to do upon demand of Trustee or Beneficiary, to the extent permitted by law), or Trustee or Beneficiary is reimbursed for any such sum advanced by Trustee or Beneficiary, all sums hereby secured shall become immediately due and payable, at the option of Trustee or Beneficiary upon 30 days' notice to Grantor, notwithstanding anything contained herein or in any law heretofore or hereafter enacted, including any provision thereof forbidding Grantor from making any such payment. Grantor agrees to exhibit to Trustee or Beneficiary, upon request, official receipts showing payment of all taxes and charges which Grantor is required to pay hereunder. Beneficiary shall provide to Grantor a statement setting forth the nature and amount of any such tax or charge. Grantor may contest any such tax, assessment or imposition in good faith and in appropriate proceedings which prevent enforcement of the matter under contest.

               Section 6. Recordation and Payment of Taxes and Expenses Incident Thereto. Grantor will pay or reimburse Trustee or Beneficiary for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this instrument or any instrument issued pursuant hereto recorded.

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               Section 7. Insurance. Grantor will, at its expense, keep all buildings, improvements, equipment and other property now or hereafter constituting part of the Mortgaged Premises insured against loss or damage by fire, lightning, windstorm, explosion and such other risks as are usually included under extended coverage policies, or which are usually insured against by companies similarly situated conducting similar businesses and owning like properties, in amount sufficient to prevent Grantor, Beneficiary or the Secured Creditors from becoming a co-insurer of any partial loss under applicable policies and in any event not less than the then full insurable value (actual replacement value without deduction for physical depreciation) thereof, as determined at the reasonable request of Beneficiary and at Grantor's expense by the insurer or insurers, all under insurance policies payable, in case of loss or damage, to Beneficiary (and if Beneficiary so requests, naming Beneficiary and the Secured Creditors as additional insureds therein), such rights to be evidenced by the usual standard non-contributory form of mortgage clause to be attached to each policy. Grantor shall not carry separate insurance concurrent in kind or form and contributing in the event of loss, with any insurance required hereby. Grantor shall also obtain and maintain public liability, property damage and workmen's compensation insurance in each case in form and content reasonably satisfactory to Beneficiary and in amounts as are customarily carried by owners of like property. Grantor shall also obtain and maintain such other insurance with respect to the Mortgaged Premises in such amounts and against such insurable hazards as Beneficiary from time to time may reasonably require, including, without limitation, boiler and machinery insurance and insurance against risks now or hereafter embraced by so called "extended coverage." All insurance required hereby shall be maintained with good and responsible insurance companies reasonably satisfactory to Beneficiary and may provide for deductible amounts as are customary for Persons similarly situated, conducting similar businesses and operating like properties, shall provide that any losses shall be payable notwithstanding any act or negligence of Grantor, shall provide that no cancellation thereof shall be effective until at least thirty days after receipt by Grantor and Beneficiary of written notice thereof, and shall be reasonably satisfactory to Beneficiary in all other respects. Upon the execution of this Deed of Trust and thereafter not less than fifteen (15) days prior to the expiration date of any policy delivered pursuant to this instrument, Grantor will deliver to Beneficiary certificates evidencing the insurance required by this instrument. In the event of foreclosure, Grantor authorizes and empowers Beneficiary to effect insurance upon the Mortgaged Premises in amounts aforesaid for a period covering the time of redemption from foreclosure sale provided by law, and if necessary therefor to cancel any or all existing insurance policies.

               Section 8.    Damage to or Destruction of Mortgaged Premises.

                   (a) Notice. In case of any material damage to or destruction of the Mortgaged Premises or any part thereof, Grantor shall promptly give written notice thereof to Trustee or Beneficiary, generally describing the nature and extent of such damage or destruction.

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                   (b) Restoration. In case of any damage to or destruction of the Mortgaged Premises or any part thereof, Grantor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for the purpose, at Grantor's expense, will promptly commence and complete (subject to unavoidable delays occasioned by strikes, lockouts, acts of God, inability to obtain labor or materials, governmental restrictions and similar causes beyond the reasonable control of Grantor) the restoration, replacement or rebuilding of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction unless the Grantor, in the exercise of its commercially reasonable judgment, deems it unnecessary or inappropriate to replace, restore or rebuild the Mortgaged Premises; provided, however, that (i) Grantor need not restore, replace or rebuild the Mortgaged Premises so damaged or destroyed to the extent Grantor could have demolished and not replaced such property without Beneficiary's consent in compliance with Section 11 hereof and (ii) Grantor shall not be in default of its obligation hereunder to promptly commence such restoration, replacement or rebuilding by delaying such commencement until its receipt of the insurance proceeds on account of such damage or destruction if (a) Grantor has in effect the insurance required by this Deed of Trust, (b) Grantor is in compliance with the conditions hereinafter set forth to Beneficiary's obligation to release such proceeds to Grantor for such restoration, replacement or rebuilding, (c) such delay does not in any event exceed ninety (90) days and (c) pending its receipt of such proceeds, Grantor diligently follows the procedures set out in the policies of such insurance for making a claim thereon against the insurer.

                   (c) Adjustment of Loss. Grantor hereby authorizes Beneficiary, upon the occurrence and during the continuation of any event of default hereunder, at Beneficiary's option, to adjust and compromise any losses under any insurance afforded, but unless Beneficiary elects to adjust the losses as aforesaid, said adjustment and/or compromise shall be made by Grantor, subject to final approval of Beneficiary in the case of losses exceeding $250,000.

                   (d) Application of Insurance Proceeds. Net insurance proceeds (except in cases where (i) the amount payable in respect of any one loss is less than $250,000 and (ii) and an event of default hereunder shall not have occurred and be continuing, in which case the amount payable in respect of such loss may be received by Grantor, and to the extent required by subdivision (b) of this Section, used by Grantor in paying for restoration, replacement or rebuilding of the damaged or destroyed property) received by Beneficiary under the provisions of this Deed of Trust or any instruments supplemental hereto or thereto or under any policy or policies of insurance covering the Mortgaged Premises or any part thereof shall first be applied toward the payment of the amount owing on the indebtedness hereby secured in such order of application as Beneficiary


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         may elect whether or not the same may then be due or be otherwise adequately secured; provided, however, that such proceeds shall be made available for the restoration of the portion of the Mortgaged Premises damaged or destroyed if written application for such use is made within thirty (30) days of receipt of such proceeds and the following conditions are satisfied: (i) in the reasonable judgment of Beneficiary, the Mortgaged Premises can be restored within a reasonable time to an architectural and economic unit of the same character and such that the overall value and utility of the Mortgaged Premises and the Grantor's other properties as an integrated operating facility, including the efficiency and capacity thereof, after such restoration shall be no less than was the case prior to such damage or destruction;
         (ii) Grantor has in effect business interruption insurance covering the income to be lost during the restoration period as a result of the damage or destruction to the Mortgaged Premises or provides Beneficiary with other evidence reasonably satisfactory to it that Grantor has cash resources sufficient to pay its obligations during the restoration period; (iii) at the time of release no event of default hereunder, or event which, with the lapse of time, the giving of notice, or both, would constitute an event of default, shall have occurred or be continuing; (iv) Grantor shall have submitted to Beneficiary plans and specifications for the restoration which shall be reasonably satisfactory to it; (v) Grantor shall submit to Beneficiary contracts reasonably acceptable to Beneficiary with good and responsible contractors and materialmen covering substantially all work and materials necessary to complete restoration and providing for a total completion price not in excess of the amount of insurance proceeds available for restoration, or, if a deficiency shall exist, Grantor shall have deposited the amount of such deficiency with Beneficiary; and (vi) Grantor shall have obtained a waiver of the right of subrogation from any insurer under such policies of insurance who at that time claims that no liability exists as to Grantor or the insured under such policies. Any insurance proceeds to be released pursuant to the foregoing provisions may at the option of Beneficiary be disbursed from time to time as restoration progresses to pay for restoration work completed and in place and such disbursements may at Beneficiary's option be made directly to Grantor or to or through any contractor or materialman to whom payment is due or to or through a construction escrow to be maintained by a title insurer acceptable to Beneficiary. Beneficiary may impose such further conditions upon the release of insurance proceeds (including the receipt of title insurance) as are customarily imposed by prudent construction lenders to insure the completion of the restoration work free and clear of all liens or claims for lien other than liens permitted by the Credit Agreement and the Permitted Exceptions (as hereinafter defined). All title insurance charges and other costs and expenses paid to or for the account of Grantor in connection with the release of such insurance proceeds shall constitute so much additional indebtedness hereby secured to be payable upon demand with interest at the Default Rate (as hereinafter defined). Beneficiary may deduct any such costs and expenses from insurance proceeds at any time standing in its hands. If Grantor fails to


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         request that insurance proceeds be applied to the restoration of the improvements or if Grantor makes such a request but fails to complete restoration within a reasonable time, Beneficiary shall have the right, but not the duty, to restore or rebuild said Mortgaged Premises or any part thereof for or on behalf of Grantor in lieu of applying said proceeds to the indebtedness hereby secured and for such purpose may do all necessary acts, including using funds deposited by Grantor as aforesaid and advancing additional funds for the purpose of restoration, all such additional funds to constitute part of the indebtedness hereby secured payable upon demand with interest at the Default Rate.

               Section 9. Eminent Domain. Grantor acknowledges that Condemnation Awards have been assigned to Beneficiary, which awards Beneficiary is hereby irrevocably authorized to collect and receive, and to give appropriate receipts and acquittances therefor, and at Beneficiary's option, to apply the same toward the payment of the amount owing on account of the indebtedness hereby secured in such order of application as Beneficiary may elect and whether or not the same may then be due and payable or otherwise adequately secured; provided, however, that a Condemnation Award in respect of any taking of a portion (but not all or any material portion) of the Mortgaged Premises shall be made available for the restoration of such Mortgaged Premises in the same manner and subject to the same conditions as are imposed on the release of insurance proceeds set forth in
Section 9(d) hereof (including the provision of such Section relating to net insurance proceeds less than $250,000) as if the Mortgaged Premises so taken were destroyed and the Condemnation Award for such taking was actually insurance proceeds in respect of the Mortgaged Premises so deemed as having been destroyed. In the event that any proceeds of a Condemnation Award shall be made available to Grantor for restoring the Mortgaged Premises so taken, Grantor hereby covenants to promptly commence and complete such restoration of the Mortgaged Premises as nearly as possible to its value, condition and character immediately prior to such taking. Grantor covenants and agrees that Grantor will give Beneficiary prompt notice of the actual or threatened commencement of any proceedings under condemnation or eminent domain affecting all or any part of the Mortgaged Premises including any easement therein or appurtenance thereof or severance and consequential damage and change in grade of streets, and will deliver to Beneficiary copies of any and all papers served in connection with any such proceedings. Grantor further covenants and agrees to make, execute and deliver to Beneficiary, at any time or times upon request, free, clear and discharged of any encumbrances of any kind whatsoever, any and all further assignments and/or instruments deemed necessary by Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to Grantor for any taking, either permanent or temporary, under any such proceeding.

              Section 10. Construction, Repair, Waste, Etc. Grantor agrees that no building or other improvement on the Mortgaged Premises and constituting a part thereof shall be materially altered, removed or demolished nor shall any material fixtures or appliances on, in or about said buildings or improvements be severed, removed, sold or mortgaged, without the consent of Beneficiary or the holder of the indebtedness hereby secured and in the event of the demolition or destruction in whole or in material part of any of the fixtures, chattels or similar articles of personal property covered hereby, Grantor covenants that the same will be replaced promptly by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced (unless the Grantor, in the exercise of its commercially reasonable judgment, deems it unnecessary to replace such property), free from any security interest in or encumbrance thereon or reservation of title thereto other than liens permitted by the Credit Agreement and the Permitted Exceptions; provided, however, that Grantor may alter, remove or demolish any such building, improvement, fixture or appliance, and need not replace any such fixtures or personal property, in each case to the extent such action (i) is desirable to the proper conduct of the business of Grantor in the ordinary course as presently conducted and otherwise in the best interest of Grantor, (ii) does not impair the overall value or utility of the Mortgaged Premises and Grantor's other related properties as an integrated facility, (iii) does not decrease the efficiency or capacity of the Mortgaged Premises and (iv) does not impair the rights and benefits under this Deed of Trust of the Secured Creditors. Grantor further agrees to permit, commit or suffer no material waste, impairment or deterioration of the Mortgaged Premises or any part thereof; to keep and maintain said Mortgaged Premises and every part thereof in good working condition (ordinary wear and tear excepted); to effect such repairs as Beneficiary or the holder of the indebtedness hereby secured may reasonably require and from time to time to make all needful and proper replacements and additions so that said buildings, fixtures, machinery and appurtenances will, at all times, be in good working condition (ordinary wear and tear excepted), fit and proper for the respective purposes for which they are being used by Grantor; to comply with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any Federal, State or municipal authority, noncompliance with which could have a material adverse effect on the financial condition, properties, business or operations of the Grantor; to observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by Grantor in connection with any existing or presently contemplated use of the Mortgaged Premises or any part thereof and which are necessary in the operation of the Grantor's business and not to initiate or acquiesce in any changes to or terminations of any of the foregoing or of zoning classifications affecting the use to which the Mortgaged Premises or any part thereof may be put and which are necessary in the operation of the Grantor's business without the prior written consent of Beneficiary or the holder of the indebtedness hereby secured; and to make no material alterations in or improvements or additions to the Mortgaged Premises which would impair the overall value or utility of the Mortgaged Premises and Grantor's other related properties as an integrated facility or which would impair the rights and benefits under this Deed of Trust of the Trustee or the holder of any indebtedness hereby secured, except as required by governmental authority or pursuant to the

Credit Agreement or as permitted by Beneficiary or the holder of the indebtedness hereby secured.

              Section 11. Liens and Encumbrances. Grantor covenants with Trustee and Beneficiary that it is seized of the Mortgaged Premises in fee and has the right to convey in fee simple; that the same are free and clear of all encumbrances (except as set forth below) and that Grantor will warrant and defend the said title against the claims of all persons whatsoever. Grantor will not, without the prior written consent of Trustee or Beneficiary or the holder of the indebtedness hereby secured, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with respect to, the Mortgaged Premises or any part thereof, whether superior or subordinate to the lien hereof, except for this instrument, liens permitted by the Credit Agreement and those exceptions to title listed on Schedule II attached hereto (the "Permitted Exceptions").

              Section 12. Right of Trustee or Beneficiary to Perform Grantor's Covenants, Etc. If Grantor shall fail to make any payment or perform any act required to be made or performed hereunder, Trustee or Beneficiary or the holder of the indebtedness hereby secured, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter and upon giving written notice to Grantor of such failure, make such payment or perform such act for the account and at the expense of Grantor, and may enter upon the Mortgaged Premises or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be necessary or appropriate therefor. All sums so paid by Trustee or Beneficiary or the holder of the indebtedness hereby secured and all costs and expenses (including without limitation reasonable attorney's fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Default Rate shall constitute so much additional indebtedness hereby secured and shall be paid by Grantor to Trustee or Beneficiary or the holder of the indebtedness hereby secured on demand. Trustee or Beneficiary or the holder of the indebtedness hereby secured in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof. Trustee or Beneficiary or the holder of the indebtedness hereby secured, in performing any act hereunder, shall be the sole judge of whether Grantor is required to perform same under the terms of this Deed of Trust.

              Section 13. After-Acquired Property. Any and all property hereafter acquired which is of the kind or nature herein provided, or intended to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Grantor, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless Grantor shall from time to time, if requested by Trustee or Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as Trustee or Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property. Notwithstanding anything to the contrary contained in this Deed of Trust, there shall not be subject to the lien hereof any property hereafter acquired by Grantor which is of the kind or nature herein provided which (a) is not a replacement of or substitute for property subject to the lien hereof, and (b) is subject to a lien or security interest that secures the purchase price, or indebtedness incurred to pay the purchase price, thereof and that attaches to no other property of the Grantor.

              Section 14. Inspection by Trustee or Beneficiary. Trustee, Beneficiary, the holder of the indebtedness hereby secured and any Secured Creditor shall have the right to inspect the Mortgaged Premises upon reasonable notice and during normal business hours, and access thereto shall be permitted for that purpose provided, however, that prior to the occurrence of an event of default hereunder any such access or inspection shall be during the Grantor's normal business hours and upon reasonable notice to Grantor.

              Section 15. Financial Reports. Grantor will furnish to the Trustee, Beneficiary, or any Lender such information and data with respect to the financial condition, business affairs and operations of Grantor and the Mortgaged Premises as may be required by the Credit Agreement.

              Section 16. Subrogation. Grantor acknowledges and agrees that Trustee or Beneficiary or the holder of the indebtedness hereby secured shall be subrogated to any lien discharged out of the proceeds of any drafts presented under any Letter of Credit, the proceeds of any loans evidenced by the Notes or out of any advance by Trustee or Beneficiary or the holder of the indebtedness hereby secured hereunder, irrespective of whether or not any such lien may have been released of record.

              Section 17. Events of Default. Any one or more of the following shall constitute an event of default hereunder:

                   (a) Default for a period of five (5) days in the payment when due of (i) all or any part of the interest on any Note (whether at stated maturity or at any other time provided for in the Credit Agreement) or (ii) any obligation of the Grantor to reimburse the Beneficiary for any draft drawn under any Letter of Credit; or

                   (b) Default in the payment when due (whether by lapse of time, acceleration, or otherwise) of the principal of any of the Notes or of any other indebtedness hereby secured and the lapse of any period of grace expressly applicable to such default; or

                   (c) The Mortgaged Premises or any part thereof shall be sold, transferred, or conveyed, whether voluntarily or involuntarily, by operation of law or otherwise, except for (i) dispositions permitted by the Credit Agreement or any Collateral Document and (ii) sales of obsolete, worn out or unusable fixtures or personal property which are concurrently replaced (unless the Grantor, in the exercise of its commercially reasonable judgment deems such replacement unnecessary or impractical and such failure to replace would cause no material adverse change in the Mortgaged Premises) with similar fixtures or personal property at least equal in quality and condition to those sold and owned by Grantor free of any lien, charge or encumbrance other than the lien hereof and other liens permitted under the Credit Agreement; or

                   (d) The occurrence of any event or the existence of any condition in each case constituting an Event of Default under the Credit Agreement which is not cured within the applicable grace period, if any; or

                   (e) Any indebtedness secured by a lien or charge on the Mortgaged Premises or any part thereof is not paid when due after the expiration of applicable grace periods and the giving of applicable notices, if any, or proceedings are commenced to foreclose or otherwise realize upon any such lien or charge or to have a receiver appointed for the property subject thereto or to place the holder of such indebtedness or its representative in possession thereof; or

                   (f)     The Mortgaged Premises is abandoned.

              Section 18. Remedies. When any event of default has happened and is continuing, regardless of the pendency of any proceeding which has or might have the effect of preventing Grantor from complying with the terms of this instrument and of the adequacy of the security for the Revolving Credit Notes, and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

                   (a) Acceleration. Beneficiary may, by written notice to Grantor, declare the Revolving Credit Notes, the obligations of Grantor under the Credit Agreement and all unpaid indebtedness of Grantor hereby secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind. The foregoing right of acceleration is in addition to and not in substitution for any such rights which are available under the Credit Agreement or otherwise.

                   (b) Uniform Commercial Code. Trustee or Beneficiary shall, with respect to any part of the Mortgaged Premises constituting property of the type in respect of which realization on a lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code of North Carolina, including without limitation, the right to the possession of any such property, or any part thereof, and the right to enter without legal process any premises where any such property may be found. Any requirement of said Code for reasonable notification shall be met by mailing written notice to Grantor at its address above set forth at least 10 days prior to the sale or other event for which such notice is required. The expenses of retaking, selling, and otherwise disposing of said property, including reasonable attorney's fees and legal expenses incurred in connection therewith, shall constitute so much additional indebtedness hereby secured and shall be payable upon demand with interest at the Default Rate.

                   (c) Foreclosure. Trustee or Beneficiary may proceed to protect and enforce the rights of Trustee or Beneficiary hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or
         (ii) by the foreclosure of or other sale proceeding under this Deed of Trust.

                   (d) Appointment of Receiver. Trustee or Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through it, and without regard to the solvency or insolvency of Grantor or the then value of the Mortgaged Premises, be entitled to have a receiver appointed of all or any part of the Mortgaged Premises and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Grantor or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

                   (e) Taking Possession, Collecting Rents, Etc. Trustee or Beneficiary may enter and take possession of the Mortgaged Premises or any part thereof and manage, operate, insure, repair and improve the same and take any action which, in Trustee's or Beneficiary's judgment, is necessary or proper to conserve the value of the Mortgaged Premises. Trustee or Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Premises and in which a lien is granted hereby and used in the operation, rental or leasing thereof or any part thereof. Trustee or Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Premises or any part thereof (and for such purpose Grantor does hereby irrevocably constitute and appoint Trustee or Beneficiary its true and lawful attorney-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, Grantor irrevocably acknowledging that any payment made to Trustee or Beneficiary hereunder shall be a good receipt and acquittance against Grantor to the extent so made) and to apply same to the reduction of the indebtedness hereby secured. The right to enter and take possession of the Mortgaged Premises and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of Trustee or Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The expenses (including any receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be so much additional indebtedness hereby secured which Grantor promises to pay upon demand together with interest at the Default Rate. Trustee or Beneficiary shall not be liable to account to Grantor for any action taken pursuant hereto other than to account for any rents actually received by Trustee or Beneficiary. Without taking possession of the Mortgaged Premises, Trustee or Beneficiary may, in the event the Mortgaged Premises becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Premises (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional indebtedness hereby secured payable upon demand with interest thereon at the Default Rate.

                   (f) After the occurrence of an event of default, and on the application of the Beneficiary it shall be lawful for and the duty of the Trustee, and he is hereby authorized and empowered to expose to sale and to sell the Mortgaged Premises at public auction for cash, after having first complied with all applicable requirements of North Carolina law with respect to the exercise of powers of sale contained in deeds of trust and upon such sale, the Trustee shall convey title to the purchase in fee simple. After retaining from the proceeds of such sale a commission for his services and all expense incurred by him, including reasonable attorney's fees for legal services actually performed, the Trustee shall apply the residue of the proceeds, first to the payment of all sums expended by the Beneficiary under the terms of this Deed of Trust; second, to the payment of the Note and interest thereon; and the balance, if any, shall be paid to the Grantor or other person lawfully entitled thereto. The Grantor agrees that in the event of a sale hereunder, the Beneficiary shall have the right to bid at such sale. The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount up to twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The bid may be rejected if the deposit is not immediately made and thereupon the next highest bidder may be declared to be the purchaser. Such deposit shall be refunded in case a resale is had; otherwise it shall be applied to the purchase price. If personal property is sold hereunder, it need not be at the place of sale. The published notice, however, shall state the time and place where such personal property may be inspected prior to sale. The Trustee's commission shall be five percent (5%) of the gross proceeds of the sale or five hundred dollars ($500.00), whichever is greater, for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by the Trustee, including reasonable attorneys' fees, and a partial commission computed on five percent (5%) of the outstanding indebtedness or five hundred dollars ($500.00), whichever is greater, in accordance with the following schedule: one-fourth (1/4th) thereof before the Trustee issues a notice of hearing on the right to foreclose; one-half (1/2) thereof after issuance of said notice, three fourths (3/4ths) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

              Section 19. Waiver of Right to Redeem From Sale - Waiver of Appraisement, Valuation, Etc. Grantor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws, to the extent provided by applicable law. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Premises marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Premises sold as an entirety. In the event of any sale made under or by virtue of this instrument, the whole of the Mortgaged Premises may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Trustee or Beneficiary may determine. Beneficiary and/or any Secured Creditor shall have the right to become the purchaser at any sale made under or by virtue of this instrument and Beneficiary and/or any Secured Creditor so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by Beneficiary and/or any Secured Creditor with the amount payable to Beneficiary or such Secured Creditor, as the case may be, out of the net proceeds of such sale. In the event of any such sale, the Revolving Credit Notes, Grantor's obligation under the Credit Agreement and the other indebtedness hereby secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Grantor hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Mortgaged Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

              Section 20. Costs and Expenses of Foreclosure. In any suit to foreclose the lien hereof or in connection with any sale pursuant to powers herein or by applicable law granted, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Trustee, Beneficiary and/or any Secured Creditor for reasonable attorney's fees, outside appraiser's fees, outlays for documentary and expert evidence, outside stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as Trustee or Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Premises, all of which expenditures shall become so much additional indebtedness hereby secured which Grantor agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Default Rate.

              Section 2l. Application of Proceeds. Except as provided in Section 18(g), the proceeds of any foreclosure or other sale of the Mortgaged Premises, including any sale of property pursuant to Section 18(b) hereof, shall be distributed as set forth in Section 3.5 of the Credit Agreement. Grantor shall remain liable to Trustee and the Beneficiary for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to Grantor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto. If the Hedging Liability has not become firm, an amount equal to the amount thereof shall be held by Beneficiary unless and until the same becomes due and then applied to the payment of same.

              Section 22. Deficiency Decree. If at any foreclosure proceeding the Mortgaged Premises shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against Grantor and against the property of Grantor for the amount of such deficiency; and Grantor does hereby irrevocably consent to the appointment of a receiver for the Mortgaged Premises and the property of Grantor and of the rents, issues and profits thereof after such sale and until such deficiency decree is satisfied in full.

              Section 23. Trustee, Beneficiary's and Secured Creditors' Remedies Cumulative - No Waiver. No remedy or right of Trustee, Beneficiary, any Secured Creditor or the holder of the indebtedness hereby secured shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by Trustee, Beneficiary, any Secured Creditor or the holder of the indebtedness hereby secured.

              Section 24. Trustee and Beneficiary Party to Suits. If Trustee, Beneficiary or any holder of the indebtedness hereby secured shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Premises or the title thereto or the interest of Trustee, Beneficiary or any holder of the indebtedness hereby secured under this Deed of Trust (including probate and bankruptcy proceedings), or if Trustee, Beneficiary or any holder of the indebtedness hereby secured employs an attorney to collect any or all of the indebtedness hereby secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if Trustee, Beneficiary or any holder of the indebtedness hereby secured shall incur any costs or expenses in preparation for the commencement of any foreclosure proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Premises or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, Grantor agrees to pay to Trustee, Beneficiary or any holder of the indebtedness hereby secured, immediately and without demand, all reasonable costs, charges, expenses and attorney's fees incurred by Trustee, Beneficiary or any holder of the indebtedness hereby secured in any such case, and the same shall constitute so much additional indebtedness hereby secured payable upon demand with interest at the Default Rate from the time of expenditure.

              Section 25. Modifications Not to Affect Lien. Trustee and Beneficiary, without notice to anyone (except the Lenders), and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Premises, may in its discretion, in the case of the Trustee, or at the discretion of the Lenders required to consent thereto by the terms of the Credit Agreement, in the case of the Beneficiary, release any part of the Mortgaged Premises or any person liable for any of the indebtedness hereby secured, may extend the time of payment of any of the indebtedness hereby secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with Grantor to modifications to the terms and conditions contained herein or otherwise applicable to any of the indebtedness hereby secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the indebtedness hereby secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Premises not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Premises shall take same subject to all of the provisions hereof.

              Section 26. Compliance with Environmental Laws. Grantor represents and warrants that, to the best of Grantor's knowledge, after due inquiry, and except to the extent disclosed in the Phase I Environmental Site Assessment Update dated March 12, 1998, prepared by Trizon

Engineering Consultants, Inc. (the "Site Assessment") and as disclosed in writing to the Beneficiary before the date hereof, the Mortgaged Premises complies in all material respects with all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances (collectively "Governmental Regulations"), including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. SS.9601 et seq., the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. SS.6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. SS.1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. SS.2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. SS.11001 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. SS.7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. SS.4321, the Rivers and Harbours Act of 1899, 33 U.S.C. SS.401 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. SS.651 et seq., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. SS.300(F) et seq., and all rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated biphenyls (PCB's), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, its derivatives by-products or other hydrocarbons), to exposure to toxic, hazardous, or other controlled, prohibited or regulated substances, to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

              Section 27. Condition of Property. Grantor warrants and represents that, except as disclosed in the Site Assessment and to the best of its knowledge, after due inquiry (except to the extent that no applicable Governmental Regulations are violated) in all material respects: the Mortgaged Premises, including all personal property, is free from contamination, that there has not been thereon a release, discharge or emission, or threat of release, discharge or emission, of any hazardous substance, gas or liquid (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance, gas or liquid, which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, and that the Mortgaged Premises does not contain, or is not affected by: (i) asbestos, (ii) urea formaldehyde foam insulation, (iii) polychlorinated biphenyls (PCB's), (iv) underground storage tanks, (v) landfills, land disposals or dumps.

              Section 28. Notice of Environmental Problem. Grantor represents and warrants that it has not given, nor to the best of its knowledge should it give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Grantor has violated, or is about to violate, any federal, state, regional, county or local environmental, health or safety statute, law, rule, regulation, ordinance, judgment or order; (ii) there has been a release, or there is threat of release, of hazardous substances (including, without limitation, petroleum, its by-products or derivatives or other hydrocarbons) from the Mortgaged Premises; (iii) Grantor may be or is liable, in whole or in part, for the costs or cleaning up, remediating or responding to a release of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons); (iv) any of the Grantor's property or assets are subject to a lien in favor of any governmental body for any liability, costs or damages, under federal, state or local environmental law, rule or regulation arising from or costs incurred by such governmental entity in response to a release of a hazardous substance (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons). In the event that Grantor receives any notice of the type described in this Section 30, Grantor shall promptly provide a copy to Beneficiary, and in no event, later than fifteen (15) days from Grantor's receipt or submission thereof.

              Section 29. Use of Property and Facilities. Grantor represents and warrants that to the best of its knowledge, after due inquiry, except to the extent that no applicable Governmental Regulations were, are or will be violated in connection therewith: it has never in the past engaged in, and agrees that in the future it shall not conduct, any business, operations or activity on the Mortgaged Premises, or employ or use the personal property or facilities, to manufacture, use, generate, treat, store, transport or dispose of any hazardous substance (including, without limitation, petroleum, its derivatives or by-products, or other hydrocarbons), or any other substance (collectively "Hazardous Materials") which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to safety, health or the environment, including, without limitation, any business, operation or activity which would bring Grantor, its property or facilities, within the ambit of the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. SS.6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. SS.9601 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. SS.7401 et seq., or any similar state, county, regional or local statute, law, regulation, rule or ordinance, including, without limitation, any state statute providing for financial responsibility for cleanup for the release or threatened release of substances provided for thereunder. Grantor agrees to diligently pursue remediation of any condition which would violate or violates any Governmental Regulation or which is likely to result in the creation or imposition of liability on Grantor thereunder, and to in any event complete the remediation of each of such prior to the time that the same has a material adverse impact on the financial condition of the Grantor or materially interferes with the use and operation of the Mortgaged Premises for its intended purposes.

              Section 30. Liens Absolute, Etc. The Grantor acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Trustee or the Beneficiary or any other holders of any of the indebtedness hereby secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Trustee or the Beneficiary or any other holder of any of the indebtedness hereby secured of any other security for or guarantors upon any of the indebtedness hereby secured or by any failure, neglect or omission on the part of the Trustee or the Beneficiary or any other holder of any of the indebtedness hereby secured to realize upon or protect any of the indebtedness hereby secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the indebtedness hereby secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith. In order to realize hereon and to exercise the rights granted Trustee and/or Beneficiary hereby and under applicable law, there shall be no obligation on the part of Trustee or the Beneficiary or any other holder of any of the indebtedness hereby secured at any time to first resort for payment to the obligor on any note evidencing any of the indebtedness hereby secured or to any guaranty of any of the indebtedness hereby secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and Beneficiary shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

              Section 31. Notice of Environmental Problem. Except as heretofore disclosed in writing to the Beneficiary, Grantor represents and warrants that to the best of its knowledge it has not given, nor should it give, nor has it received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Grantor has violated, or is about to violate, any federal, state, regional, county or local environmental, health or safety statute, law, rule, regulation, ordinance, judgment or order on the Mortgaged Premises; (ii) there has been a release, or there is threat of release, of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons) from the Mortgaged Premises; (iii) Grantor may be or is liable, in whole or in part, for the costs or cleaning up, remediating or responding to a release of hazardous substances (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons) on the Mortgaged Premises; (iv) any of the Grantor's property or assets are subject to a lien in favor of any governmental body for any liability, costs or damages, under federal, state or local environmental law, rule or regulation arising from or costs incurred by such governmental entity in response to a release of a hazardous substance (including, without limitation, petroleum, its by-products or derivatives, or other hydrocarbons). In the event that Grantor receives any notice of the type described in this

Section, Grantor shall promptly provide a copy to Beneficiary, and in no event, later than fifteen (15) days from Grantor's receipt or submission thereof.

              Section 32. Direct and Primary Security - No Subrogation. The lien and security herein created and provided for stands as direct and primary security for the Notes and the Applications as well as for any of the other indebtedness hereby secured. No application of any sums received by the Trustee or the Beneficiary in respect of the Mortgaged Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Grantor to any right, title or interest in or to the indebtedness hereby secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid and satisfied.

              Section 33. Notices. All communications provided for herein shall be in writing and shall be deemed to have been given when delivered personally or mailed by first class mail, postage prepaid, addressed to the parties hereto at their addresses as shown at the beginning of this Deed of Trust or to such other and different address as Grantor, Trustee, Beneficiary and Secured Creditors may designate pursuant to a written notice sent in accordance with the provisions of this Section 33; provided that notice of a default hereunder shall be deemed to have been given or made when actually received by Grantor by certified mail, telex, telecopier, or other facsimile communication method.

              Section 34. Partial Invalidity. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

              Section 35. Successors and Assigns. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of Grantor, or by or on behalf of Trustee and Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not. If more than one party signs this instrument as Grantor, then the term "Grantor" as used herein shall mean all of such parties, jointly and severally.

              Section 36 Headings. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

              Section 37. Changes, Etc. This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

              Section 38. Future Advances and Revolving Credit Loan. This Deed of Trust is given to secure present and future obligations of Grantor to Beneficiary, and this Deed of Trust is executed to secure all such obligations. The period in which future obligations may be incurred and secured by this Deed of trust is the period within 10 years from the date hereof; provided, however, that said period may be extended by Beneficiary up to but not more than 15 years from the date hereof. The amount of present obligations secured by this Deed of Trust is Ninety Million Dollars ($90,000,000), and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is One Hundred Eighty Million Dollars ($180,000,000). Any additional amounts advanced by Beneficiary pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the protection of the security. Each future advance need not be evidenced by a written instrument or notation signed by Grantor stipulating that such advance is secured by this Deed of Trust. All future obligations shall be considered to be made pursuant to the requirements of North Carolina General Statutes Section 45-67, et seq., or any amendments thereto. Subject to the terms and provisions of the Credit Agreement, the principal amount of the Revolving Credit Notes may be borrowed, repaid and reborrowed again, from time to time, on a revolving basis, provided that the maximum principal amount of obligations outstanding at any one time and secured hereby shall not exceed the maximum principal amount set forth above.

              Section 39. Demand Nature of Indebtedness. Nothing herein contained shall be deemed to affect or impair the demand character of any of the indebtedness hereby secured which is payable upon demand and payment thereof may be demanded irrespective of whether or not the Grantor is in compliance with the terms hereof and that upon doing so Trustee and Beneficiary shall be entitled to invoke the remedies upon default herein and by applicable law provided for.

              Section 40. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of a number of other mortgages and deeds of trusts and other security documents dated of even date herewith (such mortgages, deeds of trust and other security documents dated of even date herewith and any supplements or amendments thereto and any other mortgages, deeds of trust or security documents securing the indebtedness hereby secured are collectively called the "Other Mortgages") which secure the indebtedness hereby secured. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Trustee or Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Trustee or Beneficiary of any security for or guarantors upon any of the indebtedness hereby secured, or by any failure, neglect or omission on the part of the Trustee or Beneficiary to realize upon or protect any of the indebtedness hereby secured or any collateral security therefor including the Other Mortgages. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released) sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the indebtedness hereby secured or of any of the collateral security therefor, including without limitation the Other Mortgages or of any guarantee thereof, and Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Mortgages without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary's rights and remedies under any or all of the Other Mortgages shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of Beneficiary or Trustee hereunder shall not impair the lien of any of the Other Mortgages or any of Beneficiary's rights and remedies thereunder. The undersigned specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Mortgages separately or concurrently and in any order that it may deem appropriate.

              Section 41. Default Rate. As used herein, the term "Default Rate" shall mean the rate per annum set forth in Section 2.1 of the Credit Agreement.

              Section 42. Agent. Beneficiary has been appointed as agent pursuant to the Credit Agreement. In acting under or by virtue of this Deed of Trust, Beneficiary shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein. Beneficiary hereby disclaims any representation or warranty to Secured Creditors concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Premises.

              Section 43. Substitute Trustee. Trustee, or any substitute Trustee, may be removed at any time with or without cause, at the option of Harris Trust and Savings Bank, by written declaration of such removal signed by Harris Trust and Savings Bank, without any notice to or demand upon Trustee or substitute Trustee so removed, or Grantor or any other person. If at any time Trustee or any substitute Trustee should be so removed, die or refuse, fail or be unable to act as such Trustee or substitute Trustee, Harris Trust and Savings Bank may appoint any person, including itself, as substitute Trustee hereunder, without any formality other than a written declaration of such appointment executed by Harris Trust and Savings Bank; and immediately upon such appointment, the substitute Trustee so appointed shall automatically become vested with all the estate and title in the Mortgaged Premises, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this Deed of Trust, and any conveyance executed by such substitute Trustee, including the recitals therein contained, shall have the same effect and validity as if executed by Trustee.

              Section 44. Environmental Indemnity. Grantor hereby agrees to indemnify Trustee and Beneficiary and hold Beneficiary harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses (other than any of the foregoing resulting in whole or in part from acts or omissions of Trustee or Beneficiary or from Beneficiary's or Trustee's gross negligence or wilful misconduct) incurred in connection therewith (including but not limited to reasonable outside attorneys' fees, paralegal charges and expenses), arising directly or indirectly, whole or in part, out of (a) the presence on or under the Mortgaged Premises of any Hazardous Materials or releases or discharges of Hazardous Materials on, under or from the Mortgaged Premises, (b) any activity carried on or undertaken on or off the Mortgaged Premises, whether prior to or during the term of this Deed of Trust, and whether by Grantor or any predecessor in title or any employees, agents, contractors or subcontractors of Grantor or any predecessor in title, or third persons at any time occupying or present on the Mortgaged Premises in connection with the treatment, decontamination, handling, removal, storage, clean-up, transport or disposal of any Hazardous Materials at any time located or present on or under the Mortgaged Premises; and
(c) any breach of the covenants contained in this Section. The foregoing indemnity shall further apply to any residual contamination on or under the Mortgaged Premises or affecting any natural resources, any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. The obligation of Grantor to indemnify and hold harmless under this Section shall survive any foreclosure of this Deed of Trust or any transfer of the Mortgaged Premises by deed in lieu of foreclosure or upon the exercise of the power of sale contained herein.

              Section 45. Restrictions on Secured Creditor's Right to Enforce. No Secured Creditor shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Deed of Trust or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Deed of Trust; it being understood and intended that no one or more of the Secured Creditors shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Deed of Trust by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Beneficiary in the manner herein provided and for the ratable benefit of the Secured Creditors .

              Section 46. Governing Law. The creation of the Deed of Trust, the perfection of the lien or security interest in the Mortgaged Premises, and the rights and remedies of Grantor, Trustee and Beneficiary with respect to the Mortgaged Premises, as provided herein and by the laws of the state in which the Mortgaged Premises is located, shall be governed by and construed in accordance with the internal laws of the state in which the Mortgaged Premises is located without regard to principles of conflicts of law. Otherwise, the Credit Agreement, the Notes, and all other obligations of Grantor (including, but not limited to, the liability of Grantor for any deficiency following a foreclosure of all or any part of the Mortgaged Premises) shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to principles of conflicts of laws, such state being the state where such documents were deemed to be executed and delivered.

              Section 47. Acceptance of Trust. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or any action or proceeding in which Grantor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.

              Section 48. No Liability on Trustee. Notwithstanding anything contained herein, this Deed of Trust is only intended as security for the indebtedness hereby secured, and Trustee shall not be obligated to perform or discharge, and does not hereby undertake to perform or discharge, any obligation, duty or liability of Grantor with respect to any of the Mortgaged Premises. Except for its gross negligence or willful and wanton misconduct, no liability shall be enforced or asserted against Trustee in its exercise of the powers herein respectively granted to it, and Grantor expressly waives and releases any such liability. Grantor shall and does hereby agree to indemnify and hold Trustee harmless of and from any and all liability, loss or damage which it may or might incur under or by reason of the exercise of its rights hereunder and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements of Grantor contained herein or with respect to any of the Mortgaged Premises, except in the case of actions by the Trustee that constitute gross negligence or willful misconduct. Trustee shall have no responsibility for the control, care, management or repair of the Mortgaged Premises, nor shall it be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Premises resulting in loss or injury or death to any licensee, employee, tenant or stranger. Without limiting the foregoing, Trustee shall not be responsible for any recitals herein or for insuring the Mortgaged Premises, or for the recording, filing or refiling of this Deed of Trust; nor shall the Trustee be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Grantor contained herein.

               Section 49 Controlling Document; Defined Terms. In the event of a conflict between the terms of this Deed of Trust and the Credit Agreement, the terms of the Credit Agreement shall be controlling. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         IN WITNESS WHEREOF, Grantor has caused these presents to be signed and sealed the day and year first above written.

                                             B&W METAL FABRICATORS, INC.

                                             By
(CORPORATE SEAL)                               Its___________________________

ATTEST:

______________________________
Its___________________________

STATE OF ___________                 )
                                     )      SS
COUNTY OF __________                 )



         I, a Notary Public of the County and State aforesaid, certify that _______________________ personally came before me this day and acknowledged that
__he is _______________________ of B&W Metal Fabricators, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _______________________, sealed with its corporate seal and attested by _______________________ as its _______________________ Secretary.

         Witness my hand and official seal, this ____ day of June, 1998.




                                                    ____________________________
                                                    Notary Public

                                                    My Commission Expires:______

                                   SCHEDULE I


                                LEGAL DESCRIPTION

                                  SCHEDULE II

                              PERMITTED EXCEPTIONS

     Those exceptions listed on Schedule B to Chicago Title Insurance Company's Commitment for Title Insurance as of May 21, 1998.